Exhibit 99.1
PowerSecure Expands LED Lighting Business
Company Acquires Innovative LED Lighting Company to Accelerate
Development and Expansion of Product Line
Wake Forest, N.C. – April 6, 2010 – PowerSecure International, Inc. (Nasdaq: POWR) today announced that it has launched an expansion of its LED lighting business through the acquisition of a majority interest in a leading LED lighting development company, Innovative Electronic Solutions Lighting, LLC (“IES”). The acquisition of IES significantly enhances the Company’s LED lighting development capabilities to accelerate the expansion of new products and capitalize on the strong, growing demand in the marketplace for LED lighting. The addition of these capabilities complements and builds on the Company’s highly successful EfficientLights LED lighting business, which posted revenue growth of over 700% in 2009.
Since 2002, the IES team has engineered dozens of innovative lighting products for many of the largest and fastest growing LED lighting companies in the marketplace. Among these products is a leading LED street light for utilities that is currently being deployed in the U.S., with additional near-term opportunities to provide the street light to international customers. The foundation for IES’s success is its expertise and market leading technology in the areas of LED power drivers, light engines, and thermal management solutions. This expertise and technology enables IES to design and manufacture high quality LED lighting products with strong competitive advantages because of their compelling returns on investment. The superior financial returns IES’s products deliver are driven by the ability of their lighting designs to maximize the energy efficiency savings for given light outputs. Additionally, IES’s high quality, low cost manufacturing operations are located in the U.S.A., in the Raleigh, N.C. area.
Additionally, the Company announced today that it intends to exercise its option to increase its EfficientLights ownership interest from 67% to 100%, to secure the expected future E.P.S. benefits from owning the one-third minority interest in this growing business. The EfficientLights option is expected to be exercised and completed early in the second quarter of 2010.
The Company expects its actions to positively impact 2010 diluted E.P.S. by approximately $0.01-0.03, with the potential for significant additional E.P.S. in 2011 depending on the pace of growth of its LED lighting product line revenue. The positive 2010 E.P.S. expectation is driven by the accretive impact of the EfficientLights transaction, partially offset by modest dilution from initial investments in IES to develop exciting new LED lighting products to bring to market.
Sidney Hinton, CEO of PowerSecure, said, “We are extremely excited about the acquisition of IES and the IES team’s ability to significantly enhance our ability to rapidly deliver new lighting products to the marketplace. The IES team is extraordinary at developing innovative LED lighting products that deliver strong returns on investment and superior lighting quality, and their tremendous talents are highly complementary to our EfficientLights business. Additionally, we are very pleased to announce our plan to exercise the option to purchase the remaining one-third interest in EfficientLights. In addition to being highly accretive, our plan to complete this transaction is an acknowledgement of the strong success of the EfficientLights product, and our confidence in its future growth. We are energized by these investments, and looking forward to the benefits they provide as we continue to develop our LED lighting capabilities and business as a significant growth driver for our future.”
The IES transaction was completed on April 1, 2010, and the acquisition ownership and deal structure is similar to the structure the Company successfully utilized during the development of its EfficientLights business. Specifically, PowerSecure owns a two-thirds controlling interest in IES, which it acquired for cash proceeds of $4.4 million, and the IES management team owns the remaining one-third. As a result, PowerSecure will include the financial results of IES on a consolidated basis in its financial statements, with adjustments to reduce PowerSecure’s net income for the minority interest portion of IES’s net income. Additionally, PowerSecure has the option to increase its ownership of IES to 100% by issuing PowerSecure common shares in exchange for the remaining one-third ownership interest in IES. The number of shares issued will be determined according to a formula based on PowerSecure’s Revenue and E.P.S. multiples, subject to a $10 million minimum value. The formula enables PowerSecure to acquire the remaining one-third interest on terms that are accretive to the Company’s E.P.S., while providing the IES management team with significant incentives for delivering profitable growth.
PowerSecure’s plan to exercise its option to increase its ownership of EfficientLights from 67% to 100% recognizes the highly successful results EfficientLights has posted to date, its strong backlog of orders for 2010, and its strong prospects for future growth. The transaction is expected to be accretive, and will involve the issuance of PowerSecure common shares in exchange for the remaining one-third minority interest in EfficientLights. The number of shares to be issued in exchange for the remaining one-third interest will be 1,000,000 shares, provided that if the average closing price of the PowerSecure shares over the ten days preceding the transaction is less than $10.00 per share, then the number of shares delivered increases to maintain a transaction value of $10.0 million. After the exercise of the EfficientLights option, EfficientLights will become a wholly-owned subsidiary and the Company will realize 100% of the EfficientLights profit, and will no longer reduce its net income for the amount attributable to the EfficientLights non-controlling interest.
The Company will host a conference call commencing today at 10:30 a.m. eastern time to discuss its LED business expansion. The conference call will be webcast live and can be accessed from the Investor Relations section of the Company’s website at www.powersecure.com. Participants can also access the call by dialing 866-788-0545 (or 857-350-1683 if dialing internationally), and providing pass code 69623612. If you are unable to participate during the live webcast, a replay of the conference call will be available beginning today at 1:30 p.m. eastern time through midnight on May 4, 2010. To listen to the replay, dial toll-free 888-286-8010 (or 617-801-6888 if dialing internationally), and enter pass code 64733281. In addition, the webcast will be archived on the Company’s website at www.powersecure.com.
About PowerSecure
PowerSecure International, Inc. is a leading provider of Energy and Smart Grid Solutions to electric utilities, and their commercial, institutional, and industrial customers, as well as Energy Services to the oil and natural gas industry. PowerSecure’s Energy and Smart Grid Solutions businesses provide products and services in the areas of Energy Efficiency, Interactive Distributed Generation, and Utility Infrastructure. The Company’s Energy Efficiency business provides customers with energy efficient lighting technologies that deliver improved quality of light, including its proprietary EfficientLights LED lighting product that saves grocery, drug, and convenience stores 70% off the cost to operate traditional fluorescent lighting in their refrigerated cases. The Company is a pioneer in developing Interactive Distributed Generation® systems with sophisticated, proactive smart grid capabilities, including the ability to 1) forecast peak electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly power, 2) provide utilities with dedicated electric power generation assets for their demand response needs, and 3) provide customers with the most dependable standby power in the industry. PowerSecure also provides utilities with regulatory consulting, power system and transmission engineering and construction. The Company provides Energy Services to the oil and natural gas industry through its Southern Flow and WaterSecure business units. Additional information is available at www.powersecure.com.
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the outlook for the businesses discussed in this press release and the Company’s future revenues, earnings, margins, and other financial and operating information and data; the outlook for growing the Company through innovative energy management and conservation; business operations and prospects for the Company; the outlook for future gains in the Company’s revenues, net income, and E.P.S. due the business initiatives described herein relating to the expansion of the LED lighting business, the Company’s intention to exercise its option to acquire the minority interest in EfficientLights, and the accretive effect thereof on the Company’s E.P.S.; the anticipated results of the Company’s products, solutions, and technologies; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, those risks, uncertainties and other factors identified from time to time in the Company’s most recent Annual Report on Form 10-K, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
Contact
Chris Hutter
Chief Financial Officer
PowerSecure International, Inc.
(919) 453-1760
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